SUPPLEMENT DATED JULY 1, 2009
                    TO THE PROSPECTUS DATED APRIL 6, 2009 FOR

                                PERSPECTIVE II(R)
                             PERSPECTIVESM L SERIES
                           PERSPECTIVE ADVISORS II(R)
                             RETIREMENT LATITUDESSM
                   CURIANGARDSM SIMPLIFIED RETIREMENT ANNUITY
                             FIFTH THIRD PERSPECTIVE
                                  PERSPECTIVESM
                              DEFINED STRATEGIESSM
                              PERSPECTIVE FOCUS(R)
                             PERSPECTIVE ADVISORSSM
                             PERSPECTIVE ADVANTAGESM

              ISSUED BY JACKSON NATIONAL LIFE INSURANCE COMPANY(R)
                  THROUGH JACKSON NATIONAL SEPARATE ACCOUNT - I
                      JACKSON NATIONAL SEPARATE ACCOUNT III
                       JACKSON NATIONAL SEPARATE ACCOUNT V

THIS SUPPLEMENT UPDATES THE ABOVE-REFERENCED PROSPECTUSES. PLEASE READ AND KEEP IT TOGETHER WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.

--------------------------------------------------------------------------------

This supplement amends certain disclosure information contained in the above-referenced prospectuses for variable annuity contracts (the "Contracts") issued by Jackson National Life Insurance Company (the "Company") through its Separate Accounts. Except as noted, capitalized terms in this supplement have the same meaning as those contained in your prospectus. Please keep this supplement for future reference.


EXTENSION OF LATEST INCOME DATE

The Company is pleased to announce that it is extending the Latest Income Date ("LID") under the Contracts to the new LID described more fully below (the "new LID"). The extension gives Owners more time to accumulate potential earnings on a tax deferred basis, but does not affect the Owners' ability to elect to receive annuity payments, or to surrender their Contracts, prior to the new LID in accordance with the terms of their Contracts.

Application of Extension. For all Contracts issued on or after April 6, 2009, the extension is automatic and the new LID, described below, will apply effective immediately. For all Contracts issued before April 6, 2009, Owners must affirmatively elect the new LID for it to apply. Otherwise, the LIDs currently in effect under their Contracts will remain the same and will not be extended. The Company will send election forms to Owners of these Contracts at least 60 days prior to the date of the LIDs currently in effect. In all cases, the election of the new LID must occur prior to the date of the LIDs currently in effect.

Limitations on Extension. The extension does not apply to qualified Contracts where the LID depends on the applicable qualified plan or law or regulation. Also, the extension will confer no additional benefit in those few instances where the new LID is already achieved because the LID currently in effect is the Owner's 95th birthday and that birthday happens to coincide with a Contract Anniversary.

New LID. The new LID for all non-qualified Contracts will be the Contract Anniversary on or next following the Owner's 95th birthday, except that for Contracts issued before April 6, 2009, if an Owner has already attained or passed age 90 as of April 6, 2009 the new LID will be the Contract Anniversary on or next following the Owner's 100th birthday. ALL REFERENCES IN THE PROSPECTUSES TO "LATEST INCOME DATE" SHALL MEAN THE NEW LID AS DESCRIBED ABOVE. The new LID will be the latest date on which annuity payments may commence under the Contracts or on which the Contract Value may be paid to the Owner and his or her Contract will be terminated. At least 60 days prior to the new LID, if the Owner has not already commenced annuity payments or terminated his or her Contract, the Company will seek the Owner's instructions in this regard. Thereafter, within 30 days of the new LID, the Company will either commence annuity payments, or pay the Contract Value and terminate the Contract, in accordance with instructions received. Paid-Up Death Benefits. Paid-up death benefits may be payable on Contracts issued on or after October 6, 2008, that have an optional death benefit or on Contracts in which the optional LifeGuard Freedom DB has been elected after October 6, 2008, if the Owner elects to receive annuity payments on the new LID. The paid up death benefit for these Contracts will not be payable if the Owner elects (1) a full withdrawal or (2) voluntary annuitization before the new LID. Please see the calculations for the optional death benefits in your prospectus dated April 6, 2009 for more information. Paid-up death benefits also may be payable on Contracts issued before April 6, 2009 for Owners who have attained or passed age 90 as of April 6, 2009 and who have elected the new LID, in an amount equal to the Total Death Benefit (defined below) less the Contract Value (both values as of the new LID), upon death of the Owner. The paid up death benefit for these Contracts will not be payable if the Owner elects (1) a full withdrawal; (2) voluntary annuitization before the new LID; (3) the Life Income of GAWA income option; (4) the Joint Life Income of GAWA income option; or (5) the Specified Period of the GAWA income option. The Total Death Benefit is the death benefit that would be paid if the Owner died on the new LID and includes the standard death benefit for the base contract and any optional death benefits.




This Supplement is dated July 1, 2009.

(To be used with Forms:  VC5869 04/09; VC6016 04/09; VC5526 04/09; VC5890 04/09;
VC3656 04/09; VC3652 04/09; VC4224 04/09;  FVC4224FT 04/09; VC5995 04/09; VC3657
04/09; VC3723 04/09.)

                                                                   JMV3826 07/09